EX-99.(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Goldman Sachs Trust of our reports dated February 25, 2025, relating to the financial statements and financial highlights of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Reports on Form N-CSR for the period ended December 31, 2024. We also consent to the references to us within the introductory note and under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 29, 2025

Appendix A

Fund Book	Fund	Period
Alternative Funds I	Goldman Sachs Managed Futures Strategy Fund	January 1, 2024 - December 31, 2024
Alternative Funds II	Goldman Sachs Absolute Return Tracker Fund	January 1, 2024 - December 31, 2024
Alternative Funds II	Goldman Sachs Commodity Strategy Fund	January 1, 2024 - December 31, 2024
Fund of Funds Portfolios	Goldman Sachs Balanced Strategy Portfolio	January 1, 2024 - December 31, 2024
Fund of Funds Portfolios	Goldman Sachs Dynamic Global Equity Fund	January 1, 2024 - December 31, 2024
Fund of Funds Portfolios	Goldman Sachs Growth and Income Strategy Portfolio	January 1, 2024 - December 31, 2024
Fund of Funds Portfolios	Goldman Sachs Growth Strategy Portfolio	January 1, 2024 - December 31, 2024
Real Estate Securities and Global Infrastructure Funds	Goldman Sachs Global Infrastructure Fund	January 1, 2024 - December 31, 2024
Real Estate Securities and Global Infrastructure Funds	Goldman Sachs Real Estate Securities Fund	January 1, 2024 - December 31, 2024
Tax-Advantaged Equity Funds I	Goldman Sachs International Tax-Managed Equity Fund	January 1, 2024 - December 31, 2024
Tax-Advantaged Equity Funds I	Goldman Sachs U.S. Tax-Managed Equity Fund	January 1, 2024 - December 31, 2024
Tax-Advantaged Equity Funds II	Goldman Sachs International Equity Dividend and Premium Fund	January 1, 2024 - December 31, 2024
Tax-Advantaged Equity Funds II	Goldman Sachs U.S. Equity Dividend and Premium Fund	January 1, 2024 - December 31, 2024